UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
     European
             Equity
             Fund

Semiannual Report
for the Period Ended
April 30, 2003

AXP European Equity Fund seeks to provide shareholders with capital appreciation.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                          3

Questions & Answers
   with Portfolio Management                           4

Investments in Securities                              7

Financial Statements                                  10

Notes to Financial Statements                         13

--------------------------------------------------------------------------------
2   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
   AS OF APRIL 30, 2003

PORTFOLIO MANAGERS

Portfolio manager             Richard Falle
Since                                  2/02
Years in industry                         9

Portfolio manager              Mark Burgess
Since                                  2/02
Years in industry                        17

Portfolio manager             Claire Barnes
Since                                  9/00
Years in industry                         7

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates
A: 6/26/00        B: 6/26/00       C: 6/26/00         Y: 6/26/00

Ticker symbols
A: AXEAX          B: AEEBX         C: --              Y: --

Total net assets             $128.7 million

Number of holdings         approximately 50

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X   LARGE
                    MEDIUM    SIZE
                    SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 42.3%
Switzerland 15.0%
France 9.2%
Spain 6.8%
United States 5.2%
Netherlands 4.3%
Finland 3.8%
Germany 3.6%
Italy 2.9%
Sweden 2.9%
Luxembourg 1.9%
Portugal 1.6%
Ireland 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

GlaxoSmithKline (United Kingdom)                             6.6%
BP (United Kingdom)                                          5.8
Novartis (Switzerland)                                       4.9
Royal Bank of Scotland Group (United Kingdom)                4.6
TotalFinaElf (France)                                        4.5
Vodafone Group (United Kingdom)                              4.3
HSBC Holdings (United Kingdom)                               3.6
BNP Paribas (France)                                         3.4
UBS (Switzerland)                                            3.3
Nestle (Switzerland)                                         3.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q: How did AXP European Equity Fund perform for the first half of fiscal year 2003?

A: AXP European Equity Fund's Class A shares rose 0.91%, excluding sales charge, for the six-month period ended April 30, 2003. We were disappointed in the results, as the Fund underperformed its index, the MSCI Europe Index, and its peer group, as represented by the Lipper European Funds Index, which gained 4.40% and 3.17%, respectively.

Q:   What factors most affected performance?

A: Until April, the Fund performed relatively in line with its peer group and index. The final month of the period, however, brought a dramatic market rally as the war in Iraq ended quickly. The market's most beaten-up stocks were among the month's top performers. The Fund did not own any stocks of these companies, which generally had high debt levels and weak business models. In March, the Fund was positioned defensively in anticipation of the conflict in Iraq. Once the cost and length of the war became clearer, markets rallied. Because of the Fund's defensive positioning, we missed some of this rally. An aggressive selloff in the U.K. market in December and January, led by financials, also hurt performance during the period. Two of the Fund's larger holdings, Aegon and ING, were hurt further because more than

(bar graph)
                 PERFORMANCE COMPARISON
     For the six-month period ended April 30, 2003
5%                    (bar 2)
                       +4.40%
4%                                             (bar 3)
                                                +3.17%
3%

2%

1%   (bar 1)
     +0.91%
0%

(bar 1) AXP European Equity Fund Class A (excluding sales charge)
(bar 2) MSCI Europe Index (unmanaged)(1)
(bar 3) Lipper European Funds Index(2)

(1) The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index for European portfolios. It is compiled by MSCI in Geneva from a capitalization market of various European Countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper European Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > An increase in the Fund's consumer cyclical holdings and decrease in financials, particularly among U.K. insurers that are battling solvency concerns, were among the period's changes. (end callout quote)

     half of their earnings were in dollars, which declined against the euro during the period. On the plus side, stock selection in the consumer discretionary sector boosted performance.

Q:   What changes did you make to the portfolio?

A: An increase in the Fund's consumer cyclical holdings and decrease in financials, particularly among U.K. insurers that are battling solvency concerns, were among the period's changes. The Fund continues a slight overweight in energy and pharmaceuticals, and had a significant underweight in Germany, where fears persist over a potential Japan-like deflationary environment.

     During the first quarter, the Fund added Tesco, a U.K. food retailer, and Reed Elsevier, a media

AVERAGE ANNUAL TOTAL RETURNS

as of April 30, 2003

                           Class A                  Class B                     Class C                 Class Y
(Inception dates)         (6/26/00)                (6/26/00)                   (6/26/00)               (6/26/00)
                      NAV(1)     POP(2)       NAV(1)     After CDSC(3)    NAV(1)  After CDSC(4)     NAV(5)   POP(5)
6 months*            +0.91%     -4.91%       +0.72%        -3.28%        +0.41%      -0.59%        +0.80%   +0.80%
1 year              -18.41%    -23.11%      -18.84%       -22.09%       -19.09%     -19.90%       -18.21%  -18.21%
Since inception     -17.39%    -19.09%      -17.98%       -18.84%       -18.06%     -18.06%       -17.30%  -17.30%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     company. Peugeot, the French automobile manufacturer, was also added to the portfolio, while Accor and Signet were sold during the period and we reduced our position in BSkyB. We also reduced our exposure to the financial sector, mainly by trimming some insurance stocks.

Q:   What is your outlook for the  coming months?

A: The shape and scale of an economic recovery is still uncertain, although improved corporate earnings are a positive. As balance sheets improve, we will look to take part in the recovery by focusing on areas that would be first to benefit, such as industrials. Improved cash flow and balance sheets may also bode well for telecom companies, a sector in which we increased the Fund's weighting. Although we believe that there will be a global economic recovery, we have a negative view of Germany. Several of Germany's banks face financial problems. Taxation policy and cross-ownership of stock among leading German companies also remain issues. The Fund, which typically holds between 35 and 50 stocks, will continue its targeted, concentrated approach to providing value for shareholders. We will maintain our bottom-up approach to finding stocks that show positive cash flow, top line growth, solid management and a leadership position within their industries.

--------------------------------------------------------------------------------
6   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP European Equity Fund
April 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)(c)
Issuer                                         Shares           Value(a)

Finland (3.8%)

Communications equipment & services (2.7%)
Nokia                                         199,855         $3,381,260

Paper & packaging (1.1%)
Stora Enso                                    135,714          1,475,190

France (9.0%)

Automotive & related (1.2%)
PSA Peugeot Citroen                            33,733          1,578,875

Banks and savings & loans (3.3%)
BNP Paribas                                    91,570          4,298,202

Energy (4.5%)
TotalFinaElf                                   43,850          5,750,052

Germany (3.5%)

Automotive & related (1.1%)
DaimlerChrysler                                42,174          1,360,213

Communications equipment & services (1.7%)
Deutsche Telekom                              171,392          2,291,457

Financial services (0.7%)
Deutsche Boerse                                19,400            909,317

Ireland (0.5%)

Building materials & construction (0.2%)
CRH                                            17,303            265,708

Financial services (0.3%)
Irish Life & Permanent                         30,073            349,039

Italy (2.9%)

Energy
Eni                                           260,964          3,719,083

Luxembourg (1.8%)

Metals
Arcelor                                       209,894(b)       2,375,212

Netherlands (4.2%)

Food (2.7%)
Unilever                                       54,695          3,445,688

Insurance (1.5%)
ING Groep                                     122,164          1,983,675

Portugal (1.6%)

Utilities -- telephone
Portugal Telecom                              288,746          2,065,563

Spain (6.7%)

Banks and savings & loans (2.4%)
Banco Santander Central Hispano               399,099          3,135,578

Beverages & tobacco (2.3%)
Altadis                                       115,955          2,989,275

Utilities -- electric (2.0%)
Endesa                                        180,754          2,563,881

Sweden (2.8%)

Furniture & appliances (1.5%)

Electrolux Cl B                               103,333          1,939,144

Industrial equipment & services (1.3%)
Atlas Copco Cl A                               69,810          1,694,107

Switzerland (14.8%)

Banks and savings & loans (3.2%)
UBS                                            86,977          4,126,646

Building materials & construction (0.8%)
Holcim Cl B                                     5,482          1,028,658

Chemicals (0.5%)
Syngenta                                       12,171            628,157

Food (3.2%)
Nestle                                         19,924          4,061,775

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

Switzerland (cont.)

Health care (4.9%)
Novartis                                      158,963         $6,270,383

Insurance (2.2%)
Swiss Reinsurance                              43,532          2,843,719

United Kingdom (41.8%)

Airlines (0.3%)
easyJet                                       117,360(b)         354,509

Banks and savings & loans (4.6%)
Royal Bank of Scotland Group                  224,280          5,882,258

Communications equipment & services (1.1%)
mm02                                        1,754,719(b)       1,563,498

Computer software & services (1.1%)
Sage Group                                    653,281          1,448,698

Energy (5.7%)
BP                                          1,150,472          7,290,615

Financial services (3.5%)
HSBC Holdings                                 413,360          4,528,777

Food (0.9%)
Compass Group                                 259,024          1,192,278

Health care (8.8%)
GlaxoSmithKline                               414,969          8,316,837
Smith & Nephew                                444,042          2,961,184
Total                                                         11,278,021

Household products (1.6%)
Reckitt Benckiser                             114,793          2,024,570

Leisure time & entertainment (1.8%)
Carnival                                       91,477          2,283,684

Media (3.4%)
British Sky Broadcasting Group                227,237(b)       2,355,233
Reed Elsevier                                 261,055          2,081,985
Total                                                          4,437,218

Multi-industry conglomerates (0.8%)
Unilever                                      108,930          1,070,699

Retail (2.9%)
Marks & Spencer Group                         470,353          2,191,329
Tesco                                         467,260          1,478,661
Total                                                          3,669,990

Utilities -- gas (1.0%)
Centrica                                      468,116          1,243,827

Utilities -- telephone (4.2%)
Vodafone Group                              2,733,146          5,394,792

Total common stocks
(Cost: $120,081,338)                                        $120,193,291

Short-term securities (5.1%)

Issuer                 Annualized             Amount                Value(a)
                      yield on date         payable at
                       of purchase           maturity

U.S. government agencies (4.7%)
Federal Home Loan Bank Disc Nts
   05-02-03                 1.23%            $100,000            $99,993
   05-09-03                 1.12              500,000            499,860
   06-25-03                 1.19            1,700,000          1,697,083
Federal Home Loan Mtge Corp Disc Nts
   05-22-03                 1.22              300,000            299,792
   06-19-03                 1.20              500,000            499,221
Federal Natl Mtge Assn Disc Nt
   07-09-03                 1.18            3,000,000          2,993,331
Total                                                          6,089,280

Commercial paper (0.4%)
Gannett
   05-09-03                 1.22              500,000(d)         499,848

Total short-term securities
(Cost: $6,588,857)                                            $6,589,128

Total investments in securities
(Cost: $126,670,195)(e)                                     $126,782,419

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At April 30, 2003, the cost of securities for federal income tax purposes was approximately $126,670,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 6,669,000
     Unrealized depreciation                                  (6,557,000)
                                                              ----------
     Net unrealized appreciation                             $   112,000
                                                             -----------

--------------------------------------------------------------------------------
9   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $126,670,195)                                                                    $ 126,782,419
Cash in bank on demand deposit                                                                               809,822
Capital shares receivable                                                                                        300
Dividends and accrued interest receivable                                                                  1,081,333
Receivable for investment securities sold                                                                    524,430
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                  3,733
                                                                                                               -----
Total assets                                                                                             129,202,037
                                                                                                         -----------
Liabilities
Capital shares payable                                                                                        28,405
Payable for investment securities purchased                                                                  327,176
Accrued investment management services fee                                                                     2,803
Accrued distribution fee                                                                                       1,741
Accrued transfer agency fee                                                                                    1,298
Accrued administrative services fee                                                                              210
Other accrued expenses                                                                                       115,250
                                                                                                             -------
Total liabilities                                                                                            476,883
                                                                                                             -------
Net assets applicable to outstanding capital stock                                                     $ 128,725,154
                                                                                                       =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     456,459
Additional paid-in capital                                                                               248,406,213
Undistributed net investment income                                                                          492,034
Accumulated net realized gain (loss) (Note 7)                                                           (120,828,968)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                             199,416
                                                                                                             -------
Total -- representing net assets applicable to outstanding capital stock                               $ 128,725,154
                                                                                                       =============
Net assets applicable to outstanding shares:                Class A                                    $  86,369,752
                                                            Class B                                    $  40,608,374
                                                            Class C                                    $   1,719,370
                                                            Class Y                                    $      27,658
Net asset value per share of outstanding capital stock:     Class A shares         30,508,230          $        2.83
                                                            Class B shares         14,512,546          $        2.80
                                                            Class C shares            615,352          $        2.79
                                                            Class Y shares              9,765          $        2.83
                                                                                        -----          -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP European Equity Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                             $  2,028,463
Interest                                                                                    33,449
Fee income from securities lending -- net (Note 3)                                           7,707
     Less foreign taxes withheld                                                          (326,742)
                                                                                          --------
Total income                                                                             1,742,877
                                                                                         ---------
Expenses (Note 2):
Investment management services fee                                                         505,796
Distribution fee
     Class A                                                                               112,095
     Class B                                                                               206,692
     Class C                                                                                 8,945
Transfer agency fee                                                                        243,524
Incremental transfer agency fee
     Class A                                                                                18,205
     Class B                                                                                14,871
     Class C                                                                                   655
Service fee -- Class Y                                                                          16
Administrative services fees and expenses                                                   39,985
Compensation of board members                                                                4,867
Custodian fees                                                                              37,153
Printing and postage                                                                        35,055
Registration fees                                                                            6,071
Audit fees                                                                                   8,500
Other                                                                                        9,427
                                                                                             -----
Total expenses                                                                           1,251,857
     Earnings credits on cash balances (Note 2)                                             (1,191)
                                                                                            ------
Total net expenses                                                                       1,250,666
                                                                                         ---------
Investment income (loss) -- net                                                            492,211
                                                                                           -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                    (15,888,700)
     Foreign currency transactions                                                         (27,705)
                                                                                           -------
Net realized gain (loss) on investments                                                (15,916,405)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 15,887,130
                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                      (29,275)
                                                                                           -------
Net increase (decrease) in net assets resulting from operations                       $    462,936
                                                                                      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP European Equity Fund
                                                                                April 30, 2003        Oct. 31, 2002
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                  $    492,211        $     819,624
Net realized gain (loss) on investments                                           (15,916,405)         (13,730,288)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies            15,887,130          (11,562,389)
                                                                                   ----------          -----------
Net increase (decrease) in net assets resulting from operations                       462,936          (24,473,053)
                                                                                      -------          -----------
Distributions to shareholders from:
     Net investment income
       Class A                                                                       (841,659)            (103,467)
       Class B                                                                             (2)                  --
       Class C                                                                           (964)                  --
       Class Y                                                                           (400)                 (50)
                                                                                         ----                  ---
Total distributions                                                                  (843,025)            (103,517)
                                                                                     --------             --------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       38,420,191           94,306,318
     Class B shares                                                                 3,094,307           10,154,685
     Class C shares                                                                 1,493,962            3,976,104
     Class Y shares                                                                        --                9,999
Reinvestment of distributions at net asset value
     Class A shares                                                                   833,539              102,095
     Class B shares                                                                         2                   --
     Class C shares                                                                       949                   --
     Class Y shares                                                                       381                   48
Payments for redemptions
     Class A shares                                                               (52,629,586)        (122,736,823)
     Class B shares (Note 2)                                                       (7,506,849)         (22,153,752)
     Class C shares (Note 2)                                                       (1,745,884)          (3,983,193)
     Class Y shares                                                                    (7,688)             (11,238)
                                                                                       ------              -------
Increase (decrease) in net assets from capital share transactions                 (18,046,676)         (40,335,757)
                                                                                  -----------          -----------
Total increase (decrease) in net assets                                           (18,426,765)         (64,912,327)
Net assets at beginning of period                                                 147,151,919          212,064,246
                                                                                  -----------          -----------
Net assets at end of period                                                      $128,725,154        $ 147,151,919
                                                                                 ============        =============
Undistributed net investment income                                              $    492,034        $     842,848
                                                                                 ------------        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
13   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
14   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $25,547 for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
15   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International, Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $90,512 for Class A, $29,884 for Class B and $120 for Class C for the six months ended April 30, 2003.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $1,191 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $50,555,305 and $67,568,921, respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $7,707 for the six months ended April 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
16   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Six months ended April 30, 2003
                                                Class A         Class B         Class C         Class Y
Sold                                         14,055,186        1,135,019        583,898              --
Issued for reinvested distributions             303,105                1            349             138
Redeemed                                    (19,210,250)      (2,796,562)      (670,826)         (2,945)
                                            -----------       ----------       --------          ------
Net increase (decrease)                      (4,851,959)      (1,661,542)       (86,579)         (2,807)
                                             ----------       ----------        -------          ------

                                                              Year ended Oct. 31, 2002
                                                Class A         Class B         Class C         Class Y
Sold                                         29,625,924        3,116,116      1,309,942           2,997
Issued for reinvested distributions              29,859               --             --              14
Redeemed                                    (37,961,247)      (6,967,812)    (1,299,820)         (3,221)
                                            -----------       ----------     ----------          ------
Net increase (decrease)                      (8,305,464)      (3,851,696)        10,122            (210)
                                             ----------       ----------         ------            ----

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date    Currency to             Currency to   Unrealized    Unrealized
                be delivered             be received  appreciation  depreciation
May 2, 2003          323,452                 293,168    $3,723          $--
                 U.S. Dollar  European Monetary Unit
May 6, 2003          198,839                 317,805        10           --
               British Pound             U.S. Dollar
                                                        ------          ---
Total                                                   $3,733          $--
                                                        ------          ---

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $103,364,582 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
17   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)      2002         2001         2000(b)
Net asset value, beginning of period                                          $2.83       $3.30       $ 4.90         $4.95
Income from investment operations:
Net investment income (loss)                                                    .01         .03          .02            --
Net gains (losses) (both realized and unrealized)                               .01        (.50)       (1.59)         (.05)
Total from investment operations                                                .02        (.47)       (1.57)         (.05)
Less distributions:
Dividends from net investment income                                           (.02)         --           --            --
Distributions from realized gains                                                --          --         (.03)           --
Total distributions                                                            (.02)         --         (.03)           --
Net asset value, end of period                                                $2.83       $2.83       $ 3.30         $4.90

Ratios/supplemental data
Net assets, end of period (in millions)                                         $86        $100         $144           $76
Ratio of expenses to average daily net assets(c)                              1.63%(h)    1.54%        1.37%(d)      1.34%(d),(h)
Ratio of net investment income (loss) to average daily net assets              .99%(h)     .68%         .69%         1.05%(h)
Portfolio turnover rate (excluding short-term securities)                       39%        110%         297%           52%
Total return(i)                                                                .91%(j)  (14.18%)     (32.23%)       (1.01%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)      2002         2001         2000(b)
Net asset value, beginning of period                                          $2.78       $3.27       $ 4.89         $4.95
Income from investment operations:
Net investment income (loss)                                                    .01          --           --            --
Net gains (losses) (both realized and unrealized)                               .01        (.49)       (1.59)         (.06)
Total from investment operations                                                .02        (.49)       (1.59)         (.06)
Less distributions:
Distributions from realized gains                                                --           --        (.03)           --
Net asset value, end of period                                                $2.80       $2.78       $ 3.27         $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                                         $41         $45          $66           $40
Ratio of expenses to average daily net assets(c)                              2.41%(h)    2.31%        2.14%(e)      2.12%(e),(h)
Ratio of net investment income (loss) to average daily net assets              .22%(h)    (.08%)       (.07%)         .05%(h)
Portfolio turnover rate (excluding short-term securities)                       39%        110%         297%           52%
Total return(i)                                                                .72%(j)  (14.98%)     (32.71%)       (1.21%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
18   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001         2000(b)
Net asset value, beginning of period                                          $2.78      $3.27      $ 4.88         $4.95
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .01       (.49)      (1.58)         (.07)
Less distributions:
Distributions from realized gains                                                --         --        (.03)           --
Net asset value, end of period                                                $2.79      $2.78      $ 3.27         $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                                          $2         $2          $2            $1
Ratio of expenses to average daily net assets(c)                              2.41%(h)   2.32%       2.14%(f)       2.12%(f),(h)
Ratio of net investment income (loss) to average daily net assets              .25%(h)   (.10%)      (.08%)         .15%(h)
Portfolio turnover rate (excluding short-term securities)                       39%       110%        297%           52%
Total return(i)                                                                .41%(j) (14.98%)    (32.57%)       (1.41%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001         2000(b)
Net asset value, beginning of period                                          $2.84      $3.31      $ 4.89         $4.95
Income from investment operations:
Net investment income (loss)                                                    .02        .03         .03            --
Net gains (losses) (both realized and unrealized)                                --       (.50)      (1.58)         (.06)
Total from investment operations                                                .02       (.47)      (1.55)         (.06)
Less distributions:
Dividends from net investment income                                           (.03)        --          --            --
Distributions from realized gains                                                --         --        (.03)           --
Total distributions                                                            (.03)        --        (.03)           --
Net asset value, end of period                                                $2.83      $2.84      $ 3.31         $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--        $--         $--           $--
Ratio of expenses to average daily net assets(c)                              1.44%(h)   1.35%       1.19%(g)      1.18%(g),(h)
Ratio of net investment income (loss) to average daily net assets             1.14%(h)    .76%        .84%         1.29%(h)
Portfolio turnover rate (excluding short-term securities)                       39%       110%        297%           52%
Total return(i)                                                                .80%(j) (14.10%)    (31.89%)       (1.21%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the periods ended Oct. 31, 2001 and 2000, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the periods ended Oct. 31, 2001 and 2000, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the periods ended Oct. 31, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
20   --   AXP EUROPEAN EQUITY FUND   --   2003 SEMIANNUAL REPORT

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   International
               Fund

Semiannual Report
for the Period Ended
April 30, 2003

AXP International Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents
Fund Snapshot                                               3
Questions & Answers with Portfolio Management               4
Investments in Securities                                   8
Financial Statements                                       12
Notes to Financial Statements                              15

--------------------------------------------------------------------------------
2   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF APRIL 30, 2003

PORTFOLIO MANAGERS

Portfolio manager                                 Mark Burgess
Since                                                     2/02
Years in industry                                           17

Portfolio manager                                Richard Falle
Since                                                     9/02
Years in industry                                            9

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/15/84          B: 3/20/95     C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INIFX             B: IWWGX       C: --            Y: IDIYX

Total net assets              $410.2 million

Number of holdings         approximately 100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X          LARGE
                    MEDIUM    SIZE
                    SMALL

COUNTRY COMPOSITION

(pie chart)

Percentage of portfolio assets

United Kingdom 30.3%
Japan 19.0%
Switzerland 11.0%
France 6.6%
Spain 5.0%
United States 4.7%
Netherlands 3.0%
Australia 2.7%
Germany 2.7%
Finland 2.6%
Italy 2.0%
Sweden 2.0%
Hong Kong 1.9%
Luxembourg 1.2%
Singapore 1.2%
Taiwan 1.2%
Mexico 1.1%
Portugal 1.1%
Other 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

GlaxoSmithKline (United Kingdom)                          4.5%
BP (United Kingdom)                                       4.0
Royal Bank of Scotland Group (United Kingdom)             3.9
Novartis (Switzerland)                                    3.8
TotalFinaElf (France)                                     3.3
Vodafone Group (United Kingdom)                           3.0
HSBC Holdings (United Kingdom)                            2.9
UBS (Switzerland)                                         2.5
BNP Paribas (France)                                      2.4
Nestle (Switzerland)                                      2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:   How did AXP International Fund perform for the first half of fiscal year
     2003?

A: AXP International Fund's Class A shares fell 2.02% (excluding sales charge) for the six-month period ended April 30, 2003. In a period marked by the conflict in Iraq, as well as continued global economic uncertainty, the Fund underperformed its benchmark and peers. The Morgan Stanley Capital International EAFE Index rose 2.04% and the Lipper International Funds Index, representing the Fund's peer group, rose 1.61%.

Q:   What factors affected the  Fund's performance?

A: International stocks, in general, lagged the U.S. stock market over this period, despite the favorable impact of the weakening U.S. dollar. The Fund's underperformance resulted primarily from holdings in Europe and Japan, our two largest regional allocations.

     European stocks were volatile during the past six-months. In the fourth quarter of 2002, we saw a rebound in cyclical companies. Although the portfolio was positioned to benefit from this market shift, we did not capture as much of the gains as some of our competitors. Then, in early 2003, we witnessed a near-panic sell-off of insurance and financial companies and most U.K. equities. The initial price weakness was magnified when some pension investment

(bar graph)
                 PERFORMANCE COMPARISON
     For the six-month period ended April 30, 2003

 2.50%                (bar 2)
                       +2.04%                   (bar 3)
 1.25%                                          +1.61%

 0.00%

-1.25%   (bar 1)
         -2.02%
-2.50%

(bar 1) AXP International Fund Class A (excluding sales charge)
(bar 2) MSCI EAFE Index (unmanaged)(1)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Following recent volatility, we think the international markets could be in the process of building a base for better performance. (end callout quote)

     portfolios and other institutional investors were obliged to sell into the decline to avoid insolvency.

     Within the European market, we had maintained our position in insurance companies because we saw good value. The Fund was negatively affected by the January to March sell-off and this hurt overall returns for the six-month period. In addition, several industrial stocks including Invensys, which announced a profit warning in February, hurt the portfolio. We subsequently sold Invensys.

     Strong stock selection in Japan benefited the portfolio early in the six-month period. However, the portfolio's Japanese holdings suffered in the later months, primarily due to an unusual technical situation in the Japanese market. Recently enacted

AVERAGE ANNUAL TOTAL RETURNS
as of April 30, 2003
                           Class A                  Class B                     Class C                 Class Y
(Inception dates)        (11/15/84)                (3/20/95)                   (6/26/00)               (3/20/95)
                      NAV(1)     POP(2)       NAV(1)     After CDSC(3)    NAV(1)  After CDSC(4)     NAV(5)   POP(5)
6 months*            -2.02%     -7.65%       -2.46%        -6.36%        -2.27%      -3.25%        -2.03%   -2.03%
1 year              -21.46%    -25.97%      -21.97%       -25.09%       -21.91%     -22.69%       -21.40%  -21.40%
5 years             -10.20%    -11.25%      -10.88%       -11.01%         N/A         N/A         -10.06%  -10.06%
10 years             -0.08%     -0.67%         N/A           N/A          N/A         N/A            N/A      N/A
Since inception        N/A        N/A        -1.95%        -1.95%       -23.63%     -23.63%        -1.05%   -1.05%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     legislation requires Japanese pension managers to turn assets over to government fund managers. Pension funds must liquidate their holdings before transferring the assets, which has put tremendous selling pressure on large-cap stocks, causing them to underperform smaller companies. Because our strategy in Japan focused on medium to large-cap stocks, this underperformance was detrimental to the portfolio. Recently, we restructured our Japan investment team with a view toward broadening our Japanese exposure to include more small-cap holdings.

Q:   What changes were made to the portfolio?

A: We made adjustments intended to strengthen the portfolio's performance, increasing our focus on sector and security selection. Our modified process is to set overall global themes, select sectors that look attractive to us and strive to choose the most promising stocks within those sectors. Once stocks are identified, we look at the portfolio as a whole to evaluate implications for country and currency exposure, as well as how individual holdings are likely to behave in aggregate.

     We also made tactical changes to the Fund's positioning by reducing our allocation to the materials sector, particularly mining companies that had reached our price targets following strong performance. We significantly increased our holdings in telecommunications companies early in the period which subsequently performed well. We reduced these stocks late in the period as they reached our price targets.

     The portfolio was overweight in energy prior to the start of combat in Iraq. Since then a number of Fund holdings approached the price targets we had set, so we gradually trimmed our energy allocation by selling into the energy rally. We increased our consumer staples position during the volatile first four months of 2003, but have now lowered that defensive allocation because we believe much of the potential bad news about the economy has already been priced into the stock market. We added companies in the industrials sector that we believe could benefit from European growth.

--------------------------------------------------------------------------------
6   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:   How does the portfolio reflect your outlook on currency trends?

A: We typically hedge currency only when we anticipate significant shifts. We may hedge back to the U.S. dollar if we think it will strengthen, but our current expectations are for a weaker dollar. Our exposure to all other currencies is determined by our stock positions. We are always mindful of how currency trends may affect the competitiveness of individual companies. For example, European companies are now facing greater competitive threat from the U.S. given the weaker dollar and from Asian countries whose currencies are pegged to the dollar. We are looking to avoid companies vulnerable to that risk.

Q:   What is your outlook for the international markets and the Fund?

A: We are generally optimistic about international equity performance. Following recent volatility, we think the international markets could be in the process of building a base for better performance.

     We've seen continued cost cutting and restructuring, particularly among European and Japanese companies. Equity valuations appear attractive to us -- the dividend yield on U.K. equities surpassed the yield on long-term U.K. government bonds this past spring. We believe European interest rates could be lowered further by year-end. In addition, the weakening U.S. dollar makes it more attractive for U.S. investors to own non-domestic assets. We believe all of these suggest a favorable backdrop for better performance in the international equity markets.

--------------------------------------------------------------------------------
7   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP International Fund

April 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)(c)
Issuer                                              Shares            Value(a)

Australia (2.7%)
Banks and savings & loans (1.9%)
Australia &
New Zealand Banking Group                          671,900         $7,838,728

Retail (0.8%)
Woolworths                                         382,328          3,090,016

Finland (2.6%)
Communications equipment & services (1.8%)
Nokia                                              441,053          7,461,985

Paper & packaging (0.8%)
Stora Enso                                         307,288          3,340,172

France (6.5%)
Automotive & related (0.9%)
PSA Peugeot Citroen                                 76,232          3,568,043

Banks and savings & loans (2.3%)
BNP Paribas                                        204,564          9,602,025

Energy (3.3%)
TotalFinaElf                                       103,899         13,624,281

Germany (2.7%)
Automotive & related (0.8%)
DaimlerChrysler                                     95,796          3,089,652

Communications equipment & services (1.4%)
Deutsche Telekom                                   434,618          5,810,706

Financial services (0.5%)
Deutsche Boerse                                     43,860          2,055,807

Hong Kong (1.8%)
Energy (1.0%)
CNOOC                                            2,990,500          3,930,302

Financial services (0.4%)
Cheung Kong                                        327,000          1,807,105

Utilities -- gas (0.4%)
Hong Kong and China Gas                          1,559,000          1,839,045

Ireland (0.1%)
Building materials & construction
CRH                                                 38,653            593,562

Italy (2.0%)
Energy
Eni                                                579,739          8,262,049

Japan (18.9%)
Automotive & related (1.5%)
Nissan Motor                                       300,000          2,301,694
Toyota Motor                                       170,000          3,848,734
Total                                                               6,150,428

Banks and savings & loans (1.1%)
Mitsubishi Tokyo Financial Group                       634          2,147,711
Mitsui Fudosan                                     440,000          2,368,606
Total                                                               4,516,317

Chemicals (0.6%)
Shin-Etsu Chemical                                  84,600          2,532,467

Communications equipment & services (1.0%)
NTT DoCoMo                                           2,016          4,158,444

Computers & office equipment (1.1%)
Canon                                              114,000          4,607,412

Electronics (2.4%)
Hitachi                                            321,000          1,071,256
Hitachi Maxell                                      62,500            955,895
Keyence                                             17,490          2,811,364
Rohm                                                20,000          2,061,043
Sharp                                               70,000            733,691
Tokyo Electron                                      57,200          2,143,921
Total                                                               9,777,170

Financial services (0.8%)
Nomura Holdings                                    260,000          2,574,711
Sumitomo Trust & Banking                           256,000            725,541
Total                                                               3,300,252

Furniture & appliances (0.7%)
Matsushita Electric Industrial                     360,000          2,867,684

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Issuer                                              Shares            Value(a)

Japan (cont.)
Health care (0.9%)
Chugai Pharmaceutical                              339,700         $3,560,498

Health care services (0.7%)
Yamanouchi Pharmaceutical                          120,900          3,051,392

Household products (0.8%)
Kao                                                175,000          3,191,556

Industrial equipment & services (0.7%)
Amada                                              246,000            579,624
SMC                                                 28,800          2,168,573
Total                                                               2,748,197

Insurance (0.6%)
Millea Holdings                                        400          2,596,009

Media (0.3%)
Dentsu                                                 226            672,732
Sony                                                23,300            566,577
Total                                                               1,239,309

Multi-industry conglomerates (0.8%)
Mitsubishi                                         300,000          1,783,499
Sumitomo Chemical                                  600,000          1,625,021
Total                                                               3,408,520

Paper & packaging (0.7%)
Nippon Unipac Holding                                  900          2,890,324

Retail (0.6%)
Seven-Eleven Japan                                  99,000          2,357,538

Textiles & apparel (0.6%)
Asahi Glass                                        480,000          2,555,761

Transportation (1.6%)
East Japan Railway                                   1,065          4,822,237
Yamato Transport                                   158,000          1,767,332
Total                                                               6,589,569

Utilities -- electric (0.9%)
Tokyo Electric Power                               175,100          3,553,094

Utilities -- telephone (0.5%)
Nippon Telegraph & Telephone                           542          1,899,681

Luxembourg (1.2%)
Metals
Arcelor                                            448,322(b)       5,073,321

Mexico (1.1%)
Financial services
Grupo Financiero
  BBVA Bancomer Cl B                             5,152,886(b)       4,475,981

Netherlands (3.0%)
Food (1.9%)
Unilever                                           122,148          7,695,107

Insurance (1.1%)
ING Groep                                          275,497          4,473,467

Portugal (1.1%)
Utilities -- telephone
Portugal Telecom                                   644,842          4,612,918

Singapore (1.2%)
Banks and savings & loans (0.4%)
United Overseas Bank                               290,000          1,698,581

Transportation (0.8%)
Keppel                                           1,240,000          3,114,665

South Korea (0.6%)
Communications equipment & services
SK Telecom                                          17,330          2,410,510

Spain (4.9%)
Banks and savings & loans (1.7%)
Banco Santander Central Hispano                    866,609          6,808,638

Beverages & tobacco (1.6%)
Altadis                                            257,598          6,640,776

Utilities -- electric (1.6%)
Endesa                                             472,531          6,702,553

Sweden (2.0%)
Furniture & appliances (1.1%)
Electrolux Cl B                                    228,934          4,296,168

Industrial equipment & services (0.9%)
Atlas Copco Cl A                                   157,760          3,828,424

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares            Value(a)

Switzerland (10.9%)
Banks and savings & loans (2.4%)
UBS                                                211,699        $10,044,113

Building materials & construction (0.6%)
Holcim Cl B                                         12,494          2,344,410

Chemicals (0.3%)
Syngenta                                            27,750          1,432,205

Food (2.2%)
Nestle                                              44,262          9,023,404

Health care (3.9%)
Novartis                                           392,379         15,477,605

Insurance (1.5%)
Swiss Reinsurance                                   96,069          6,275,686

Taiwan (1.2%)
Banks and savings & loans (0.6%)
Chinatrust Financial Holding                     3,185,000(b)       2,485,141

Electronics (0.6%)
Taiwan Semiconductor Mfg                         1,807,000(b)       2,477,757

United Kingdom (30.2%)
Airlines (0.2%)
easyJet                                            263,850(b)         797,010

Banks and savings & loans (4.6%)
Lloyds TSB Group                                   478,677          3,148,164
Royal Bank of Scotland Group                       603,097         15,817,604
Total                                                              18,965,768

Communications equipment & services (0.8%)
mm02                                             3,888,072(b)       3,464,369

Energy (4.0%)
BP                                               2,562,210         16,236,892

Financial services (2.8%)
HSBC Holdings                                    1,061,829         11,633,408

Food (0.6%)
Compass Group                                      575,430          2,648,683

Health care (6.0%)
GlaxoSmithKline                                    908,883         18,215,893
Smith & Nephew                                     986,451          6,578,348
Total                                                              24,794,241

Household products (1.2%)
Reckitt Benckiser                                  287,865          5,076,988

Leisure time & entertainment (1.2%)
Carnival                                           198,808          4,963,171

Media (2.4%)
British Sky Broadcasting Group                     502,799(b)       5,211,339
Reed Elsevier                                      579,940          4,625,179
Total                                                               9,836,518

Multi-industry conglomerates (0.6%)
Unilever                                           241,991          2,378,588

Retail (2.0%)
Marks & Spencer Group                            1,042,414          4,856,504
Tesco                                            1,043,843          3,303,280
Total                                                               8,159,784

Utilities -- gas (0.7%)
Centrica                                         1,039,933          2,763,197

Utilities -- telephone (2.9%)
Vodafone Group                                   6,103,812         12,047,947

Total common stocks
(Cost: $407,650,925)                                              388,623,094

Short-term securities (4.7%)
Issuer                          Annualized        Amount             Value(a)
                               yield on date    payable at
                                of purchase      maturity

U.S. government agencies (2.2%)
Federal Home Loan Mtge Corp Disc Nts
  06-19-03                          1.20%       $4,700,000         $4,692,676
  07-17-03                          1.19           700,000            698,263
Federal Natl Mtge Assn Disc Nt
  06-04-03                          1.16         3,800,000          3,795,995
Total                                                               9,186,934

Commercial paper (2.5%)
General Electric Capital
  05-01-03                          1.37        10,100,000         10,099,616

Total short-term securities
(Cost: $19,286,380)                                               $19,286,550

Total investments in securities
(Cost: $426,937,305)(d)                                          $407,909,644

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2003, the cost of securities for federal income tax purposes was approximately $426,937,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 18,002,000
     Unrealized depreciation                                      (37,029,000)
                                                                  -----------
     Net unrealized depreciation                                 $(19,027,000)
                                                                 ------------

--------------------------------------------------------------------------------
11   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP International Fund

April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $426,937,305)                                                                    $ 407,909,644
Foreign currency holdings (identified cost $1,536,988) (Note 1)                                            1,532,813
Capital shares receivable                                                                                     25,107
Dividends and accrued interest receivable                                                                  2,905,697
Receivable for investment securities sold                                                                  2,637,652
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                    594
                                                                                                                 ---
Total assets                                                                                             415,011,507
                                                                                                         -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                             73,763
Capital shares payable                                                                                        44,959
Payable for investment securities purchased                                                                  235,134
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                    375
Payable upon return of securities loaned (Note 5)                                                          4,275,000
Accrued investment management services fee                                                                     8,738
Accrued distribution fee                                                                                       3,923
Accrued service fee                                                                                              207
Accrued transfer agency fee                                                                                    5,539
Accrued administrative services fee                                                                              642
Other accrued expenses                                                                                       132,750
                                                                                                             -------
Total liabilities                                                                                          4,781,030
                                                                                                           ---------
Net assets applicable to outstanding capital stock                                                     $ 410,230,477
                                                                                                       =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                  $  848,121
Additional paid-in capital                                                                               949,754,862
Undistributed net investment income                                                                        1,106,812
Accumulated net realized gain (loss) (Note 8)                                                           (522,546,848)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 6)                         (18,932,470)
                                                                                                         -----------
Total -- representing net assets applicable to outstanding capital stock                               $ 410,230,477
                                                                                                       =============
Net assets applicable to outstanding shares:                Class A                                    $ 249,892,858
                                                            Class B                                    $  81,918,419
                                                            Class C                                    $     726,914
                                                            Class Y                                    $  77,692,286
Net asset value per share of outstanding capital stock:     Class A shares         51,481,782          $        4.85
                                                            Class B shares         17,206,445          $        4.76
                                                            Class C shares            153,465          $        4.74
                                                            Class Y shares         15,970,443          $        4.86
                                                                                   ----------          -------------
*Including securities on loan, at value (Note 5)                                                       $   4,222,125
                                                                                                       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP International Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                             $  5,536,840
Interest                                                                                    60,135
Fee income from securities lending -- net (Note 5)                                          60,980
     Less foreign taxes withheld                                                          (798,143)
                                                                                          --------
Total income                                                                             4,859,812
                                                                                         ---------
Expenses (Note 2):
Investment management services fee                                                       1,403,814
Distribution fee
     Class A                                                                               327,662
     Class B                                                                               432,069
     Class C                                                                                 4,045
Transfer agency fee                                                                      1,108,186
Incremental transfer agency fee
     Class A                                                                                61,229
     Class B                                                                                35,530
     Class C                                                                                   300
Service fee -- Class Y                                                                      34,011
Administrative services fees and expenses                                                  124,534
Compensation of board members                                                                5,700
Custodian fees                                                                              78,538
Printing and postage                                                                        74,091
Registration fees                                                                           35,649
Audit fees                                                                                  20,000
Other                                                                                       10,898
                                                                                            ------
Total expenses                                                                           3,756,256
     Earnings credits on cash balances (Note 2)                                             (3,228)
                                                                                            ------
Total net expenses                                                                       3,753,028
                                                                                         ---------
Investment income (loss) -- net                                                          1,106,784
                                                                                         ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                    (57,232,574)
     Foreign currency transactions                                                         (76,675)
                                                                                           -------
Net realized gain (loss) on investments                                                (57,309,249)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 47,239,391
                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                  (10,069,858)
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                       $ (8,963,074)
                                                                                      ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
13   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP International Fund
                                                                                April 30, 2003        Oct. 31, 2002
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $   1,106,784        $   1,478,729
Net realized gain (loss) on investments                                           (57,309,249)         (54,321,962)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies            47,239,391          (30,378,514)
                                                                                   ----------          -----------
Net increase (decrease) in net assets resulting from operations                    (8,963,074)         (83,221,747)
                                                                                   ----------          -----------
Distributions to shareholders from:
     Net investment income
     Class A                                                                       (1,097,780)          (5,656,216)
     Class B                                                                               --             (288,769)
     Class C                                                                               --              (10,936)
     Class Y                                                                         (397,835)          (1,101,121)
                                                                                     --------           ----------
Total distributions                                                                (1,495,615)          (7,057,042)
                                                                                   ----------           ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       45,875,975          284,033,503
     Class B shares                                                                 4,795,323           18,373,065
     Class C shares                                                                 2,126,057            1,526,218
     Class Y shares                                                               145,639,082          203,270,792
Reinvestment of distributions at net asset value
     Class A shares                                                                 1,074,296            5,522,769
     Class B shares                                                                        --              284,602
     Class C shares                                                                        --               10,820
     Class Y shares                                                                   305,027            1,016,173
Payments for redemptions
     Class A shares                                                               (81,963,707)        (401,259,872)
     Class B shares (Note 2)                                                      (16,450,089)         (90,155,847)
     Class C shares (Note 2)                                                       (2,290,579)          (1,676,707)
     Class Y shares                                                              (136,092,531)        (195,013,558)
                                                                                 ------------         ------------
Increase (decrease) in net assets from capital share transactions                 (36,981,146)        (174,068,042)
                                                                                  -----------         ------------
Total increase (decrease) in net assets                                           (47,439,835)        (264,346,831)
Net assets at beginning of period                                                 457,670,312          722,017,143
                                                                                  -----------          -----------
Net assets at end of period                                                     $ 410,230,477        $ 457,670,312
                                                                                =============        =============
Undistributed net investment income                                             $   1,106,812        $   1,495,643
                                                                                -------------        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP International Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting

--------------------------------------------------------------------------------
16   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT
unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $244,504 for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $109,419 for Class A, $34,837 for Class B and $70 for Class C for the six months ended April 30, 2003.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $3,228 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $184,392,923 and $215,131,707 respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
18   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2003
                                            Class A         Class B          Class C      Class Y
Sold                                       9,571,441       1,018,292         449,505     30,539,200
Issued for reinvested distributions          221,962              --              --         62,892
Redeemed                                 (17,066,619)     (3,506,825)       (481,909)   (28,366,702)
                                         -----------      ----------        --------    -----------
Net increase (decrease)                   (7,273,216)     (2,488,533)        (32,404)     2,235,390
                                          ----------      ----------         -------      ---------

                                                      Year ended Oct. 31, 2002
                                            Class A         Class B          Class C      Class Y
Sold                                      49,379,910       3,267,510         278,052     36,651,824
Issued for reinvested distributions          917,365          47,832           1,828        168,241
Redeemed                                 (69,070,028)    (15,830,239)       (304,605)   (34,914,727)
                                         -----------     -----------        --------    -----------
Net increase (decrease)                  (18,772,753)    (12,514,897)        (24,725)     1,905,338
                                         -----------     -----------         -------      ---------

5. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2003, securities valued at $4,222,125 were on loan to brokers. For collateral, the Fund received $4,275,000 in cash. Income from securities lending amounted to $60,980 for the six months ended April 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date         Currency to    Currency to     Unrealized     Unrealized
                     be delivered    be received    appreciation   depreciation
May 1, 2003             3,295,818         27,411         $ --          $224
                     Japanese Yen    U.S. Dollar
May 2, 2003                60,100      7,235 756          572           --
                      U.S. Dollar   Japanese Yen
May 5, 2003             1,865,534      1,166,891          --            94
                Australian Dollar    U.S. Dollar
May 6, 2003               447,065        714,544          22            --
                    British Pound    U.S. Dollar
May 6, 2003            18,139,967        152,047          --            57
                     Japanese Yen    U.S. Dollar
                                                        ----          ----
Total                                                   $594          $375
                                                        ----          ----

--------------------------------------------------------------------------------
19   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has capital loss carry-over of $459,835,190 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                               2003(g)      2002        2001         2000     1999
Net asset value, beginning of period                                       $4.97       $5.96      $11.17       $13.45   $10.70
Income from investment operations:
Net investment income (loss)                                                 .01         .03         .01          .02      .03
Net gains (losses) (both realized and unrealized)                           (.11)       (.94)      (3.46)         .04     2.91
Total from investment operations                                            (.10)       (.91)      (3.45)         .06     2.94
Less distributions:
Dividends from net investment income                                        (.02)       (.08)          --        (.14)    (.06)
Distributions from realized gains                                             --          --       (1.76)       (2.20)    (.13)
Total distributions                                                         (.02)       (.08)      (1.76)       (2.34)    (.19)
Net asset value, end of period                                             $4.85       $4.97      $ 5.96       $11.17   $13.45

Ratios/supplemental data
Net assets, end of period (in millions)                                     $250        $292        $462         $882     $901
Ratio of expenses to average daily net assets(c)                           1.67%(d)    1.54%       1.28%        1.27%    1.30%
Ratio of net investment income (loss) to average daily net assets           .64%(d)     .39%        .07%         .14%     .27%
Portfolio turnover rate (excluding short-term securities)                    45%        103%        303%         133%     100%
Total return(e)                                                           (2.02%)(f) (15.55%)    (35.71%)      (2.79%)  27.81%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003(g)     2002        2001         2000     1999
Net asset value, beginning of period                                       $4.88       $5.83      $11.04       $13.32   $10.62
Income from investment operations:
Net investment income (loss)                                                 .03        (.02)       (.07)        (.08)    (.04)
Net gains (losses) (both realized and unrealized)                           (.15)       (.92)      (3.38)         .04     2.87
Total from investment operations                                            (.12)       (.94)      (3.45)        (.04)    2.83
Less distributions:
Dividends from net investment income                                          --        (.01)         --        (.04)       --
Distributions from realized gains                                             --          --       (1.76)       (2.20)    (.13)
Total distributions                                                           --        (.01)      (1.76)       (2.24)    (.13)
Net asset value, end of period                                             $4.76       $4.88      $ 5.83       $11.04   $13.32

Ratios/supplemental data
Net assets, end of period (in millions)                                      $82         $96        $188         $403     $417
Ratio of expenses to average daily net assets(c)                           2.45%(d)    2.31%       2.05%        2.03%    2.07%
Ratio of net investment income (loss) to average daily net assets          (.14%)(d)   (.34%)      (.70%)       (.62%)   (.49%)
Portfolio turnover rate (excluding short-term securities)                    45%        103%        303%         133%     100%
Total return(e)                                                           (2.46%)(f) (16.16%)    (36.19%)      (3.51%)  26.85%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003(g)     2002        2001         2000(b)
Net asset value, beginning of period                                       $4.85       $5.84      $11.05       $12.43
Income from investment operations:
Net investment income (loss)                                                 .02        (.02)       (.07)        (.04)
Net gains (losses) (both realized and unrealized)                           (.13)       (.92)      (3.38)       (1.34)
Total from investment operations                                            (.11)       (.94)      (3.45)       (1.38)
Less distributions:
Dividends from net investment income                                          --        (.05)         --           --
Distributions from realized gains                                             --          --       (1.76)          --
Total distributions                                                           --        (.05)      (1.76)          --
Net asset value, end of period                                             $4.74       $4.85      $ 5.84       $11.05

Ratios/supplemental data
Net assets, end of period (in millions)                                       $1          $1          $1          $--
Ratio of expenses to average daily net assets(c)                           2.45%(d)    2.31%       2.05%        2.03%(d)
Ratio of net investment income (loss) to average daily net assets          (.15%)(d)   (.35%)      (.64%)       (.83%)(d)
Portfolio turnover rate (excluding short-term securities)                    45%        103%        303%         133%
Total return(e)                                                           (2.27%)(f) (16.27%)    (36.15%)     (11.10%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003(g)     2002        2001         2000     1999
Net asset value, beginning of period                                       $4.99       $5.99      $11.19       $13.46   $10.70
Income from investment operations:
Net investment income (loss)                                                 .01         .04         .02          .04      .05
Net gains (losses) (both realized and unrealized)                           (.11)       (.95)      (3.46)         .05     2.91
Total from investment operations                                            (.10)       (.91)      (3.44)         .09     2.96
Less distributions:
Dividends from net investment income                                        (.03)       (.09)          --        (.16)    (.07)
Distributions from realized gains                                             --          --       (1.76)       (2.20)    (.13)
Total distributions                                                         (.03)       (.09)      (1.76)       (2.36)    (.20)
Net asset value, end of period                                             $4.86       $4.99      $ 5.99       $11.19   $13.46

Ratios/supplemental data
Net assets, end of period (in millions)                                      $78         $69         $71         $114     $100
Ratio of expenses to average daily net assets(c)                           1.48%(d)    1.37%       1.11%        1.10%    1.18%
Ratio of net investment income (loss) to average daily net assets           .96%(d)     .61%        .25%         .33%     .41%
Portfolio turnover rate (excluding short-term securities)                    45%        103%        303%         133%     100%
Total return(e)                                                           (2.03%)(f) (15.43%)    (35.52%)      (2.57%)  27.91%

Notes to the financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP INTERNATIONAL FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP International Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June __, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 1, 2003